Nicor Inc.
                                                   Birdsall, Inc. Retirement
                                                      Savings Plan
                                                   Form 11-K
                                                   Exhibit 23.01



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement No. 333-28579 of Nicor, Inc. on Form S-8 of our report dated June 18, 2003, appearing in this Annual Report on Form 11-K of Birdsall, Inc. Retirement Savings Plan for the year ended December 31, 2002.



DELOITTE & TOUCHE LLP
Deloitte & Touche LLP

June 27, 2003
Fort Lauderdale, Florida